      As filed with the Securities and Exchange Commission on June 7, 2001

                                                 Registration No. 333-
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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     under
                           The Securities Act of 1933
                                ---------------
                                  PEMSTAR INC.
             (Exact name of registrant as specified in its charter)

                                     3672                  41-1771227
      Minnesota               (Primary Standard         (I.R.S. Employer
   (State or other                Industrial         Identification Number)
   jurisdiction of            Classification Code
   incorporation or                 Number)
    organization)
                           3535 Technology Drive N.W.
                           Rochester, Minnesota 55901
                                 (507) 288-6720
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                Allen J. Berning
                                  Pemstar Inc.
                           3535 Technology Drive N.W.
                           Rochester, Minnesota 55901
                                 (507) 288-6720
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                                   Copies to:

          Jonathan B. Abram                         Dennis M. Myers
         Dorsey & Whitney LLP                       Kirkland & Ellis
        220 South Sixth Street                  200 East Randolph Drive
  Minneapolis, Minnesota 55402-1498             Chicago, Illinois 60601
            (612) 340-2600                           (312) 861-2000


                                ---------------

        Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

                                ---------------

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [_]
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: [X] 333-60832
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering: [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                        CALCULATION OF REGISTRATION FEE
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
                                                              Proposed       Maximum
                                                Amount        Maximum       Aggregate      Amount of
Title of Each Class of                          to be      Offering Price Offering Price  Registration
Securities to be Registered                   Registered     Per Share         (1)            Fee
------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share
 (2).......................................   1,006,250        $13.50      $13,584,375       $3,397

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(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(a).

(2) Includes certain associated preferred stock rights that will be issued to each shareholder pursuant to a rights agreement.


                                ---------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

                                EXPLANATORY NOTE

   This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Commission File No. 333-60832) filed by Pemstar, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") on May 14, 2001, as amended by Amendment No. 1 filed on June 5, 2001 and Amendment No. 2 filed on June 7, 2001, which was declared effective by the Commission on June 7, 2001, are incorporated herein by reference.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rochester, State of Minnesota, on June 7, 2001.

                                          PEMSTAR INC.

                                                 /s/ Allen J. Berning
                                          By: _________________________________
                                             Allen J. Berning
                                             Chairman and Chief Executive
                                              Officer

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                  Signature                           Title                Date
                  ---------                           -----                ----

            /s/ Allen J. Berning             Chairman, Chief           June 7, 2001
 ___________________________________________ Executive Officer and
              Allen J. Berning               Director (principal
                                             executive officer)



           /s/ William J. Kullback           Chief Financial Officer   June 7, 2001
 ___________________________________________ (principal financial
             William J. Kullback             officer and principal
                                             accounting officer)



                      *                      Director
 ___________________________________________
              William B. Leary

                      *                      Director
 ___________________________________________
              Robert R. Murphy

                      *                      Director
 ___________________________________________
              Steve V. Petracca

                      *                      Director
 ___________________________________________
               Karl D. Shurson

                      *                      Director
 ___________________________________________
              Robert D. Ahmann

                      *                      Director
 ___________________________________________
              Thomas A. Burton

                      *                      Director
 ___________________________________________
            Hargopal (Paul) Singh

                  Signature                    Title    Date
                  ---------                    -----    ----

                      *                      Director
 ___________________________________________
               Gregory S. Lea

                      *                      Director
 ___________________________________________
               Bruce M. Jaffe

   The undersigned, by signing his name hereto, does sign and execute this registration statement pursuant to the Powers of Attorney executed by the above-named officers and directors of the Registrant and previously filed with the Securities and Exchange Commission on behalf of such officers and directors.

 *By:   /s/ William J. Kullback                    June 7, 2001
 ___________________________________________
             William J. Kullback
              Attorney-in-Fact

                                 EXHIBIT INDEX

 Number Description
 ------ -----------
  5.1** Opinion of Dorsey & Whitney LLP.
 16.1** Statement Regarding Change in Certifying Accountant.
 23.1** Consent of McGladrey & Pullen, LLP.
 23.2** Consent of Ernst & Young, LLP.
 23.3** Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).
 24.1   Powers of Attorney (included in Part II of the Registration Statement on Form S-1 (Registration No. 333-60832).

--------

**  Filed herewith.

                                       1